Exhibit 99.1

CERTIFICATION OF CHAIRMAN OF THE BENEFITS ADMINISTRATION COMMITTEE

 AND PLAN ADMINISTRATOR

PURSUANT TO 18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                I, Stephen T. Calhoun, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                (1)           The Annual Report of Packaging Corporation of America Thrift Plan for Hourly Employees (the “Plan”) on Form 11-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                (2)           The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ Stephen T. Calhoun

Stephen T. Calhoun
Chairman of the Benefits Administration Committee

June 30, 2003

                I, Scott D. Selbe, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                (1)           The Annual Report of Packaging Corporation of America Thrift Plan for Hourly Employees (the “Plan”) on Form 11-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                (2)           The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ Scott D. Selbe

Scott D. Selbe
Plan Administrator

June 30, 2003